SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report): August 12, 2004


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


   OKLAHOMA                         001-13343                   73-1323256
(State or Other                 (Commission File              (IRS Employer
 Jurisdiction of                    Number)                   Identification
 Incorporation or                                                 Number)
 Organization)

                   711 NE 39th Street, Oklahoma City, OK          73105
                  (Address of Principal Executive Offices)      (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131

ITEM 5.  Other Events.

     On August 13, 2004, Advantage Marketing Systems, Inc. filed a press release setting forth additional information regarding AMS's results of operations for the quarter ended June 30, 2004, and AMS guidance for 2005. The press release is attached hereto as exhibit 99.1.

Item 7.  Financial Statements and Exhibits

   (a)   Exhibits

99.1     Press release dated August 13, 2004

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                      ADVANTAGE MARKETING SYSTEMS, INC.

                                           JOHN W. HAIL
                                      By:  John W. Hail
                                           Chairman and Chief Executive Officer

Date:  August 13, 2004

                                  EXHIBIT INDEX

Exhibit
  No.     Description                               Method of Filing
-------   -----------                               ----------------

99.1      Press release dated August 13, 2004     Filed herewith electronically